Offerings - Offering: 1	Aug. 08, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 5,538,026.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 847.87
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 268,431 Shares (approximately 5.00% of the net assets of the Fund as of March 31, 2025) based on a net asset value per Class Y Share as of close of business on March 31, 2025 of $20.63.